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                                                                   Exhibit 10.70

                          REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT, dated as of the 14th day of March 2000, between Mail.com, Inc., a Delaware corporation (the "Company"), and the holders of Class A Common Stock (as defined herein) named in Schedule A hereto (the "Holders"). The Company and the Holders are collectively referred to as the "Parties."

         WHEREAS, concurrently with the execution and delivery hereof, the Company has issued shares (the "Shares") of its Class A Common Stock (as defined herein) to the Holders pursuant to an Agreement and Plan of Merger by and among the Company, Asia.com, Inc., eLong.com, Inc and the stockholders of eLong.com (including the Holders) dated as of the date hereof; and

         WHEREAS, in order to induce the Holders to take delivery of the Shares, the Holders and the Company agree that this Agreement shall govern the rights of the Holders and the Company with respect to the subject matter set forth herein and in connection with the terms and provisions as set forth herein;

         NOW, THEREFORE, in consideration of the promises and mutual agreements hereinafter contained, the Parties do hereby agree as follows:

                                    ARTICLE I

                              DEFINITIONS AND TERMS

         SECTION 1.1 Definitions. The following terms, as used herein, shall have the following meanings:

         "Act" means the Securities Act of 1933, as amended.

         "Affiliate" means, with respect to any Person, any Person directly or indirectly controlling, controlled by, or under common control with such Person.

         "Agreement" means this Agreement, as the same may be amended or supplemented from time to time in accordance with the terms hereof.

         "Class A Common Stock" means the shares of Class A Common Stock, par value $.01 per share, that the Company is authorized to issue by way of the Company's Amended and Restated Certificate of Incorporation, and amendments thereto.

         "Company Stock" means any shares of any class of authorized capital stock in the Company.

         "Demand Registration" has the meaning set forth in Section 2.1.1. of this Agreement.

         "Holder" has the meaning set forth in the preface above.

         "Indemnified Party" and "Indemnifying Party" has the meaning set forth in Section 2.6. of this Agreement.

         "Party" has the meaning set forth in the preface above.

         "Person" means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity (or any department, agency or political subdivision thereof).



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         "Registrable Securities" means (i) the Shares, (ii) any Class A Common
Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the securities referenced in clauses (i) and (ii), and (iii) any other shares of capital stock of the Company into or for which the securities referenced in clauses (i) and (ii) may be converted into or exchanged pursuant to a recapitalization or reclassification of the Company's capital stock; provided, however, that Registrable Securities shall not include any shares of stock that
(x) have been registered pursuant to the Securities Act, (y) are eligible for public resale under Rule 144 under the Securities Act or (z) are otherwise exempt from registration under the Securities Act.

         "SEC" means the Securities and Exchange Commission.

         SECTION 1.2 Other Terms. Other terms may be defined elsewhere in the text of this Agreement and, unless otherwise indicated, shall have such meaning throughout this Agreement.

         SECTION 1.3 Other Definitional Provisions. The words "herein," "hereof," "hereto" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa, and in such gender, as the sense and circumstances require.

                                   ARTICLE II

                               REGISTRATION RIGHTS

         The Company and the Investor covenant and agree as follows:

         SECTION 2.1 Registration

         2.1.1. Form S-3 Demand Registration. If at any time on or after July 1, 2000, the Holders of a majority of the Registrable Securities then outstanding request that the Company effect a Form S-3 registration under the Act of all or a portion of the Registrable Securities representing in the aggregate at the time of the request at least fifty 50% of the Shares originally issued, the Company shall, within fifteen (15) days after the Company has received such written notice, promptly commence, and thereafter use reasonable commercial efforts to consummate the Form S-3 registration of the Registrable Securities under the Act, or such portion thereof, and of all other stock or securities which the Company has been requested to register by any other holder of the Company's securities that is entitled to include securities in such registration (the "Demand Registration"); provided, however, (1) the Company may delay the filing of a registration statement under the Act as required by this Section
2.1.1. for a period of up to sixty (60) days after the request of the Holders if the Board of Directors of the Company determines in good faith that such Demand Registration would be materially adverse to the interests of the Company; provided, however, that the Company may not exercise this right more than twice in any twelve (12) month period and (2) in no event shall the Company be required to file (a) such registration statement prior to January 1, 2001 or (b) more than one registration statement under this Agreement.

         2.1.2. Limitation on Sales by Holders. Each Holder agrees (and the registration statement shall state) that all sales of Registrable Securities by any Holder pursuant to the Demand Registration shall be made solely through unsolicited "brokers' transactions" within the meaning of Section 4(4) of the Act and the number of Registrable Securities sold thereby in any ninety (90) day period shall not exceed the greater of (x) the number of Registrable Securities that such Holder is permitted to sell during such period pursuant to Rule 144 under the Act and (y) 10% of the Registrable Securities then held by such Holder.

         SECTION 2.2 Obligations of the Company. Where required under Section
2.1. to use its commercially reasonable efforts to effect the registration of any of the Registrable Securities, the Company shall, as expeditiously as reasonably possible,

         2.2.1. Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of the Holders of a



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majority of the Registrable Securities then outstanding, keep such registration statement effective until the time when all Registrable Securities are eligible for sale pursuant to Rule 144(k) under the Securities Act;

         2.2.2. Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration;

         2.2.3. Furnish to the Holders such numbers of copies of such registration statement and prospectus, including any preliminary prospectus, in conformity with the requirements of the Act, and such other documents as the Investor may reasonably request in order to facilitate the disposition of the Registrable Securities;

         2.2.4. Use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement; and

         2.2.5. Otherwise comply with all applicable rules and regulations of the SEC.

         SECTION 2.3 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2 that the Holders shall furnish to the Company such information regarding such Holders, the Registrable Securities held by such participating Holders and the intended method of disposition thereof as the Company or its appointed agents shall reasonably request and as shall be required in connection with the action to be taken by the Company.

         SECTION 2.4 Registration Expenses. In the case of any registration effected pursuant to Section 2, the Company shall bear all registration and qualification fees and expenses, and all costs and disbursements of counsel for the Company; provided, however, that (A) the Holders shall bear the fees and costs of its own counsel and all brokers' discounts and commissions with respect to the Registrable Securities sold by such Person and (B) the Company shall not be required to pay for any expenses of any Demand Registration begun if the registration request is subsequently withdrawn at the request of the Holder (in which case the Holder shall bear such expenses).

         SECTION 2.5 Use of Prospectus. Each Holder agrees that if the Company notifies the Holder of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, the Holder will discontinue immediately its disposition of securities pursuant to the registration statement until the Holder receives copies of an amended or supplemented prospectus, and if so directed by the Company, will deliver to the Company all copies then in Holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

         SECTION 2.6 Indemnification. If any Registrable Securities are included in a registration statement pursuant to this Section 2, then,

         2.6.1. To the extent permitted by law, the Company shall indemnify and hold harmless the Holders, agents for the Holders, and each Person, if any, who controls such Person within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities arise out of any untrue statement or alleged untrue statement of material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained in the registration statement, or any amendments or supplements to the registration statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, and will reimburse the Holders, the agents for the Holders, or controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission based upon and in conformity with information furnished to the Company by any Holder.



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         2.6.2. To the extent permitted by law, each Holder shall indemnify and hold harmless the Company, each of its directors and each of its officers who have signed such registration statement against any losses, claims, damages or liabilities to which the Company or any such director or officer may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained in the registration statement or any amendments or supplements to the registration statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus, or amendments or supplement thereto, in reliance upon and in conformity with information furnished by the Holder, and the Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, that the Holder's liability under this Section 2.6.2. shall not exceed the amount of the gross proceeds of the offering of the Holder's Registrable Securities included therein.

         2.6.3. Each party entitled to indemnification (the "Indemnified Party") shall give notice to the party required to provide indemnification ("Indemnifying Party") promptly after such Indemnified Party has knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party (at its expense) to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be reasonably satisfactory to the Indemnified Party, and the Indemnified Party may participate in such defense at such party's expense; provided, further, that the failure by any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.6., except to the extent that the failure results in an omission of actual notice to the Indemnifying Party and such Indemnifying Party is damaged as a result of the failure to give notice; provided, further, that a refusal to permit the Indemnifying Party to conduct such defenses by such counsel shall relieve such Indemnifying Party of its obligations under this Section 2.6. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation.

         SECTION 2.7 Reports Under the Securities Exchange Act of 1934. With a view toward making available to the Holders the benefits of SEC Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit the Holders to sell their Registrable Securities to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                  (i) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times until the Registrable Securities may be transferred without registration or restriction under the Act;

                  (ii) subject to the other provisions set forth herein, take such action as is necessary to enable the holders of Registrable Securities to utilize Form S-3 for the sale of their shares;

                  (iii) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Securities Exchange Act of 1934; and

                  (iv) furnish to any holder of the Registrable Securities, so long as the holder of the Registrable Shares owns any shares, forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the Act and the Securities Exchange Act of 1934, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company (which shall be deemed to be so provided when filed on the SEC's EDGAR web site), and (iii) such other information as may be reasonably requested in availing any holder of Registrable Securities of any rule or regulation of the SEC which permits the selling of any such shares without registration or pursuant to such form.



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         SECTION 2.8 Transfer of Registration Rights. The registration rights of the Investor under this Section 2 may be assigned and transferred (i) by each Holder to any Affiliate of the Holder to whom any of the Shares owned by the Holder are transferred, and (ii) by the Holder to any transferee who acquires a majority of the Registrable Securities (adjusted to reflect subsequent stock splits, combinations, stock dividends and recapitalizations initially issued to such Holder); provided, however, that the Company is given written notice by the Holder at the time of such assignment and transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Section 2 are being assigned and transferred. For the purposes of this Section 2.8, a change in control of an Affiliate of the Holder holding shares entitling such Affiliate to the registration rights hereunder, such that such Affiliate is subsequent to such change of control no longer an Affiliate of the Holder, shall be deemed an attempted transfer of the registration rights hereunder and such former Affiliate of the Holder shall not be entitled to such registration rights except to the extent such transfer would be permitted under clause (ii) above.

                                   ARTICLE III

                                  MISCELLANEOUS

         SECTION 3.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties (including permitted transferees of any shares of Registrable Securities). Nothing in this Agreement is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liability under or by reason of this Agreement, except as expressly provided in this Agreement.

         SECTION 3.2 Notices. All notices and other communications under this Agreement shall (a) be in writing (which shall include communications by telecopy), (b) be (i) sent by registered or certified mail, postage prepaid, return receipt requested, (ii) sent by telecopier, or (iii) delivered by hand,
(c) be given at the following respective addresses and telecopier numbers and to the attention of the following persons:

         (i) If to the Company, to it at:

         Mail.com, Inc.
         11 Broadway, Suite 660
         New York, NY 10004
         Attention: Gerald Gorman, Chairman and Chief Executive Officer

         Telephone No.: (212) 425-3477
         Telecopier No.: (212) 425-3487

         with a copy at the same address to:

         David W. Ambrosia, Esq.

         and to:

         Winthrop, Stimson, Putnam & Roberts
         One Battery Park Plaza
         New York, NY 10004
         Attention: Ronald A. Fleming, Jr.

         Telephone No.: (212) 858-1143
         Telecopier No.: (212) 858-1500




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(ii)     If to the Holders, to it at:

         Peter Lerner
         The Kaufmann Fund
         140 East 45th Street, 43rd Floor
         New York, New York 10017

         Telephone No.: 212-922-2999
         Telecopier No.: 212-661-0501

         with a copy to:

         Nordlicht & Hand
         645 Fifth Avenue
         New York, New York 10022
         Attention: Brian M. Hand, Esq.

         Telephone No.: 212-421-6500
         Telecopier No.: 212-421-0499


or at such other address or telecopier number or to the attention of such other person as the party to whom such information pertains may hereafter specify for the purpose in a notice to the other, and (d) be effective or deemed delivered or furnished (i) if given by mail, on the fifth business day after such communication is deposited in the mail, addressed as above provided, (ii) if given by telecopier, when such communication is transmitted to the appropriate number determined as above provided in this Section 3.2 and the appropriate answer back is received or receipt is otherwise acknowledged, and (iii) if given by hand delivery, when left at the address of the addressee addressed as above provided. The foregoing addresses may be changed by notices given in the manner set forth in this section.

         SECTION 3.3 Governing Law; Forum and Consent to Jurisdiction.

         (a) Governing Law. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York without giving effect to the principles of the conflict of laws thereof.

         (b) Forum and Consent to Jurisdiction. Each party hereto submits to the nonexclusive jurisdiction of the courts of the State of New York and the federal courts of the United States of America located in such state solely in respect of the interpretation and enforcement of the provisions of this Agreement, and the other instruments, agreements and documents to be delivered pursuant hereto, and hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement of this Agreement or any of such instruments, agreements and documents, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that this Agreement or any of such other instruments, agreements and documents may not be enforced in or by said courts or that its property is exempt or immune from execution, that the suit, action or proceeding is brought in an inconvenient forum, or that the venue of the suit, action or proceeding is improper.

         SECTION 3.4 Waivers; Amendments. The waiver by the undersigned of any of the provisions of this Agreement shall not operate or be construed as a waiver of any subsequent breach. This Agreement may be amended, and any provision of this Agreement may be waived, only by a written amendment executed by (i) the Company and (ii) in the case of any amendment affecting the rights or obligations of the Holder, Holders of a majority of the Registrable Securities then outstanding.

         SECTION 3.5 Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect the construction and interpretation of this Agreement



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         SECTION 3.6 Severability. The invalidity of all or any part of any section of this Agreement shall not render invalid the remainder of such section. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

         SECTION 3.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. This Agreement may contain more than one counterpart of the signature page and may be executed by the affixing of the signatures of each of the Parties to one of these counterpart signature pages. All of the counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

         SECTION 3.8 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

         SECTION 3.9 Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

         SECTION 3.10 Entire Agreement. This Agreement contains the entire agreement of the Parties. The Parties are not bound by any oral statements that are made outside of this Agreement.



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         WHEREAS, the Parties have executed this Registration Rights Agreement as of the date first above written:

                                    MAIL.COM, INC.

                                    By: /s/ GARY MILLIN
                                        ----------------------------------------
                                    Name: Gary Millin
                                    Title: President

                                    STOCKHOLDERS

                                    /s/ LAWRENCE AURIANA
                                    --------------------------------------------
                                    Lawrence Auriana

                                    /s/ PETER LERNER and SUSAN LERNER
                                    --------------------------------------------
                                    Peter Lerner and Susan Lerner - JTWROS

                                    /s/ PETER LERNER a/c/f BENJAMIN LERNER
                                    --------------------------------------------
                                    Peter Lerner a/c/f Benjamin Lerner

                                    /s/ HANS UTSCH
                                    --------------------------------------------
                                    Hans Utsch

                                    /s/ IRA S. NORDLICHT
                                    --------------------------------------------
                                    Ira S. Nordlicht

                                    /s/ HENRY R. SILVERMAN
                                    --------------------------------------------
                                    Henry R. Silverman

                                    /s/ OSCAR GRUSS & SON INCORPORATED
                                    --------------------------------------------
                                    Oscar Gruss & Son Incorporated

                                    /s/ CHARLES C. BAKER
                                    --------------------------------------------
                                    Charles C. Baker

                                    /s/ JOHN H. LIEBEE
                                    --------------------------------------------
                                    John H. Liebee




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                                   Schedule A

                         Holders of Class A Common Stock

Lawrence Auriana

Peter Lerner and Susan Lerner - JTWROS

Peter Lerner a/c/f Benjamin Lerner

Hans Utsch

Ira S. Nordlicht

Henry R. Silverman

Oscar Gruss & Son Incorporated

Charles C. Baker

John H. Liebee



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